Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED

MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXCLUSIVE LICENCE AGREEMENT

THIS EXCLUSIVE LICENCE AGREEMENT (the “Agreement”) is made effective as from the 25th day of April 2015 (the “Effective Date”)

By and between:

PLANT BIOSCIENCE LIMITED, a company registered in England with [*****] and whose registered office is at [*****] (hereinafter “PBL”) and

CALYXT, INC. (formerly named CELLECTIS PLANT SCIENCES), a company existing and registered under the laws of Delaware, located at [*****], under the [*****] (hereinafter “CALYXT”).

PBL and CALYXT shall also be referred to singly as “Party”;

and PBL and CALYXT collectively as “Parties”.

WHEREAS, PBL has the right to and is able to license the exclusive rights granted or agreed to be granted under this Agreement relating to the Licensed Technology (as defined hereinafter) developed by [*****];

WHEREAS, CALYXT wishes to receive and PBL is willing to grant the right to develop and commercialise Licensed Products, on a worldwide royalty-bearing basis. PBL is willing to grant CALYXT these rights as more particularly set out herein.

NOW THEREFORE, the Parties agree as follows:

1 DEFINITIONS

1.1	“Affiliate” means any company, corporation, firm, partnership or other entity controlling, controlled by or under common control with a Party to this Agreement, “control” meaning in this context the direct or indirect ownership of more than fifty percent (50%) of the voting rights of a company, corporation, firm, partnership or other entity, or the power to nominate more than half of the directors, or the power otherwise to determine the policy of a company or organisation. For the purpose of this Agreement, CALYXT shall be deemed to include CALYXT’s Affiliates and CALYXT shall be responsible for its Affiliates’ compliance with the terms and conditions contained herein.

1.2	“Bare Sub-License” means any sub-license granted by CALYXT to any Third Party of rights to some or all of the Licensed Technology, without any Licensed Product developed by or in collaboration with CALYXT and/or CALYXT’s Affiliates, or other technologies or rights developed, controlled or owned by CALYXT. For any avoidance of doubt, Sub-Licenses will not be considered Bare Sub-Licenses.

1.3	“Commercially Reasonable Efforts” means [*****].

1.4	“Confidential Information” means all information either in connection with the discussions and negotiations pertaining to, or in the course of performing, this Agreement, including without limitation the terms of this Agreement, inventions, discoveries, know-how, data, formulae, information, compositions, biological materials, substances, processes and equipment proprietary to or controlled by a Party and disclosed or made available to the other during the License Term.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.5	“Field Of Use” shall mean any and all purposes including without limitation development and commercial activities.

1.6	“Half Year” shall mean a period of six (6) months from 1st January to 30th June or 1st July to 31st December, as applicable.

1.7	“Improvements” shall mean any improvement, alteration, extension, modification or discovery of the Licensed Technology, whether patentable or not, developed by [*****].

1.8	“Licensed Patent” shall mean:

(i)	Patent application numbers [*****], and any patent(s) granted on these applications; and,

(ii)	any patents and applications corresponding to such patents and applications which may be granted to or made by PBL in other countries; and,

(iii)	any re-issues or extensions, any division and continuations, continuations-in-part, re-examinations, reissues or supplemental protection certificates etcetera that claim priority from such patents and patent applications;

(iv)	any patent applications and any patents granted therefrom in respect of any Improvements; and

(v)	any patent applications and any patents granted therefrom in respect of the [*****].

1.9	“Licensed Product” shall mean any plant, seed, seedling, explants and other plant material, and products and derivatives from such plants, seeds, seedlings, explants and other plant material, or other product or good, which (i) contains or was produced using the Licensed Technology and (ii) the manufacture, use, sale, offer for sale, export or import of which is covered by a Valid Claim.

1.10	“Licensed Technology” shall mean the Licensed Patent, the [*****] and/or any Improvements.

1.11	“[*****]” shall mean wheat line(s) or related plant material(s) created by [*****] that contains at least one targeted modification of the [*****], as further described in Appendix B, and supplied to CALYXT under this Agreement. For purposes herein, [*****].

1.12	“Licence Term” shall mean the period from the Effective Date until the later of (a) the tenth anniversary of the date that sales of Licensed Products first occur or (b) the last day of existence of a Valid Claim of a Licensed Patent.

1.13	“Net Revenues” shall mean any revenue or amount paid by a Third Party to CALYXT or its Affiliates pursuant to a Bare Sub-License (including upfront and milestones payments, and royalties paid to CALYXT based on seeds sold by such Bare Sub-License beneficiary).

1.14	“Net Trait Value Premium” shall mean, with respect to any Licensed Product developed by CALYXT and/or CALYXT’s Affiliates and either exploited directly by CALYXT (and/or its Affiliate) or by a Sub-Licensee, in a particular region/market, the value attributed to the Trait on Net Sales of Seeds. For Purposes herein, “Net Sales” shall be defined as the cash consideration paid by a Third Party for the purchase of Seeds of Licensed Products to CALYXT (and/or its Affiliate or Sub-Licensee), less the following documented deductions [*****].

1.15	“Seed” means seeds of Licensed Product for planting in a commercial field by a grower for the production of grains.

1.16	“Sub-License” means any license granted by CALYXT or CALYXT’s Affiliates to a Third Party (a “Sub-Licensee”) for the development and/or exploitation of a Licensed Product developed by or in collaboration with CALYXT or CALYXT’s Affiliates.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.17	[*****].

1.18	“Territory” means any countries and regions worldwide.

1.19	“Third Party” means any company, corporation, firm, partnership or other entity other than PBL, CALYXT or their respective Affiliates.

1.20	“Trait” means the resistance [*****].

1.21	“Valid Claim” means a claim in a granted, unexpired and unabandoned patent, or a claim of a pending patent application that has been pending for not more than ten (10) years after the filing date from which such claim takes priority, which has not been held unpatentable, invalid, or unenforceable by a court or other governmental agency of competent jurisdiction in a final decision from which no appeal can be taken.

2 GRANT OF RIGHTS

2.1	Grant of License. PBL hereby grants to CALYXT and its Affiliates, an exclusive (subject to [*****] reservation of rights under Article 2.2), in the Territory, royalty-bearing licence (together with the rights granted under Article 2.3, the “Licence”), under the Licensed Technology, during the Licence Term, (a) to make, use, sell, offer to sell, exploit, export and/or import Licensed Products in the Field of Use, and (b) to provide commercial development, co-development and/or similar technical services to Third Parties in order to develop or create Licensed Products for such Third Parties.

2.2	[*****]

(i)	[*****]

(ii)	[*****]

2.3	CALYXT shall have the exclusive right to grant Bare Sub-Licenses in respect of the Licensed Technology, and Sub-Licenses, to Third Parties in the Territory and during the License Term, under the following conditions:

(i)	CALYXT warrants that any Bare Sub-License or Sub-Licence executed under this Agreement shall impose on the sub-licensee obligations compatible with the obligations imposed by this Agreement on CALYXT;

(ii)	CALYXT shall keep PBL informed of any breach by a sub-licensee of any material obligations under any such sublicense and shall use all best efforts commensurate with the breach of such obligations to enforce the terms of the sub-licence;

(iii)	CALYXT shall keep PBL informed of its Bare Sub-Licensing activities and shall provide PBL with redacted copies of all Bare Sub-Licence agreements, within thirty (30) days of executing such Bare Sub-License;

(iv)	Except for humanitarian and/or bona fide not-for profit public-good purposes, CALYXT shall not enter into a Bare Sub-Licence or Sub-License agreement that includes non-monetary consideration in respect of the Licensed Technology, except to secure rights from the sub-licensee to any sub-licensee improvement that would, in the absence of a grant-back of rights to CALYXT, prevent CALYXT from exploiting Licensed Products.

2.4	On all Licensed Products, CALYXT and Affiliates and sub-licensees shall display patent notices in a manner consistent with current laws, regulations and practices for patented materials including without limitation on packages containing any Licensed Products.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.5	No licence, whether expressed or implied, is granted to any intellectual property of PBL other than the rights expressly granted herein. It is also expressly agreed that nothing in this Agreement shall be deemed to create any grant of right to PBL and/or [*****], whether expressed or implied, to any intellectual property owned or controlled by CALYXT.

2.6	Upon execution of this Agreement, PBL shall secure the supply of [*****] to CALYXT by [*****].

3 LICENCE and MILESTONE FEES, AND ROYALTIES

3.1	As consideration for the rights granted to CALYXT under the present Agreement, CALYXT shall pay to PBL fees and royalties as set out more particularly in this Section 3.

3.2	CALYXT shall pay to PBL a licence commencement fee of [*****]. Such commencement fee shall be invoiced by PBL upon execution of this Agreement.

3.3	CALYXT shall pay to PBL annual licence maintenance fees of [*****] on each of the first, second and third anniversaries of the Effective Date; and on the fourth anniversary of the Effective Date and each anniversary of the Effective Date thereafter, CALYXT shall pay to PBL annual licence maintenance fees of [*****].

3.4	On the occurrence of [*****], CALYXT shall pay to PBL a non-refundable, non-creditable once off Milestone Fee of [*****]. CALYXT shall advise PBL in writing within thirty (30) days of the event causing this Milestone Fee to become due.

3.5	All payments detailed in Articles 3.1 to 3.4 inclusive shall be non-refundable and non-creditable against royalties or any other payments or expenses made or incurred by CALYXT.

3.6	With regard to any Bare Sub-licences granted by CALYXT, CALYXT shall pay to PBL, for the Licence Term [*****] of any Net Revenues paid to CALYXT by the Bare Sub-Licensee.

3.7	With regard to any Licensed Product developed by CALYXT and/or CALYXT’s Affiliates and either exploited directly by CALYXT (and/or its Affiliate) or by a Sub-Licensee, CALYXT shall pay to PBL royalties amounting [*****] of the Net Trait Value Premium. Royalties under the Net Trait Value in the present Section 3.7 shall be subject to a minimum of [*****].

3.8	CALYXT’s obligation to make payments under sections 3.4 and 3.7 shall endure for the License Term, and under sections 3.3 and 3.6 shall endure until the last day of existence of a Valid Claim of a Licensed Patent. After such time, the Licence shall be considered fully paid up. Any and all payments due under Articles 3.3, 3.4 and the minimum royalty stated in Article 3.7 shall be adjusted on the 1st of April of each year by the percentage increase, if any, in the British Government Office for National Statistics Retail Price Index (RPI) or its equivalent as compared to the same index for March 2015.

3.9	Payments under this Agreement are exclusive of VAT or any other taxes or duty, which, where applicable, shall be invoiced by PBL and paid by CALYXT in full, without deduction of taxes, charges, duties or other sums, by bank transfer to PBL’s bank as detailed on PBL’s invoices.

3.10	CALYXT shall pay sums due within forty-five (45) days of the date of receipt of the relevant invoice from PBL.

3.11	Within thirty (30) days after the end of each Half Year, CALYXT shall provide to PBL a written report of all Net Revenues and Net Trait Value Premium during such Half Year from which payments to PBL are due. The report shall set out in detail the determination of all payments due to PBL pursuant to this Article 3. Following receipt of the revenue reports herein, PBL shall invoice CALYXT accordingly and CALYXT shall make the royalty payments then due, within forty-five (45) days of the date of receipt of said invoice(s). Payments shall be made by direct transfer into PBL’s bank account the details of which shall be provided on the relevant invoices prepared by PBL.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.12	CALYXT shall keep books and records of Net Revenues and Net Trait Value Premium and shall cause its sub-licensees to keep books and records of sales of Licensed Products for each and every Half Year in sufficient detail to permit PBL to confirm the accuracy of CALYXT’s royalty calculations, including, without limitation, all Net Sales of Licensed Products by CALYXT (and/or its Affiliate) or by a Sub-Licensee. At PBL’s request, CALYXT shall permit an independent Certified Public Accountant appointed by PBL and reasonably acceptable to CALYXT to examine, not more often than once during any calendar year and under appropriate confidentiality provisions, upon reasonable notice of at least ten (10) working days and at reasonable times and in a manner that does not interfere unreasonably with CALYXT’s business, such records solely to the extent necessary to verify CALYXT’s calculations. Such records shall be kept and examination thereof shall be limited to a period of time no more than three (3) years immediately preceding the request for examination.

The audit of record pursuant the present Article shall be at the cost of PBL, provided that, if a net aggregate underpayment by CALYXT of more than [*****] is found, CALYXT shall be obligated to reimburse PBL for the cost of the audit.

3.13	Notwithstanding any other remedy available to PB under the provisions of this Agreement or otherwise, if any sum or money owed to PBL hereunder is not paid when due, PBL shall charge interest on any and all such late payments of [*****], calculated on a daily basis.

4 DILIGENT EXPLOITATION OF RIGHTS GRANTED

4.1	While this Agreement remains in force, CALYXT shall use Commercially Reasonable Efforts to [*****].

4.2	Without limitation to the generality of Article 4.1, CALYXT shall use Commercially Reasonable Efforts [*****]. PBL acknowledges that factors contributing to a failure to achieve the indicated timelines maybe outside the direct control or influence of CALYXT and that the Development and Commercial Program is non-binding and indicative. CALYXT will keep PBL regularly informed of the progress, difficulties or delays in implementing the Development and Commercial Program. If CALYXT fails to achieve a milestone set out in Appendix A, then CALYXT will promptly advise PBL in writing the reasons for such failure and set out its plans for remedying such delay, and mutually agree any applicable adjustment of the relevant milestones set out in Appendix A. In the event that following such review of the missed milestone(s), CALYXT fails to implement the agreed remedial activities and/or fails to meet a subsequent or adjusted milestone, then PBL may on sixty (60) days’ written notice to CALYXT, convert the Licence to non-exclusive.

4.3	CALYXT shall ensure that [*****] supplied under this Agreement are used only in accordance with the provisions of this Agreement. [*****] supplied to CALYXT shall be kept secure and shall only be supplied to Third Parties for the purposes of exploiting the Licence and always under written agreements in accordance with the terms and conditions of this Agreement.

5 MEETINGS & PROGRESS REPORTS

5.1	Within one (1) month after the 1st of January of each year, CALYXT shall provide a written report (“Progress Report”) to PBL to keep PBL informed of CALYXT’s progress on its development, Bare Sub-Licensing, Third-Party collaborations and service activity and its and Sub-licensees’ progress with and towards commercialisation of Licensed Products, and plans for the coming 12-month period. Up to January 1st 2018 (included), such progress reports shall be provided within thirty (30) days after the end of each Half Year.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.2	Representatives of the Parties shall meet at locations to be agreed upon by the Parties at least every twelve (12) months, or otherwise as mutually agreed upon by the Parties, to discuss CALYXT’s Progress Reports. Such meetings may, if agreed upon by the Parties, take place via a teleconference.

6 CONFIDENTIALITY PROVISIONS

6.1	Confidential Information, as used herein, shall mean any information which is by its nature or substance usually considered to be of confidential nature or is expressly identified by the disclosing Party as confidential; in the case of oral information, the disclosing Party shall within four (4) weeks after the date of disclosure confirm in writing that the information so disclosed was of confidential nature. Confidential Information shall include, but not be limited to, any information both of commercial or technical character relating to material, models, specifications, formulae, data, designs, know-how, inventions, apparatuses, methods, techniques, drawings, recipes, methods of manufacture, prices, contractual information, capacities and/or accounting of materials, and material itself, business information of either Party, reports provided under this Agreement, copies of redacted sub-license agreements executed by CALYXT, and the financial terms of this Agreement.

6.2	The Parties undertake

•	to keep strictly confidential any and all Confidential Information received by it under this Agreement and not to make it available to any Third Party; and

•	to use the Confidential Information only for the purpose of this Agreement;

with the proviso that CALYXT may disclose Confidential Information to sub-licensees, collaboration partners and/or marketing partners with the aim to fulfil the purpose of this Agreement on a need-to-know basis and under confidentiality terms commensurate in scope with the confidentiality terms defined in this Agreement.

6.3	The Parties shall limit the disclosure of the Confidential Information to those of its employees and its Affiliate’s employees who are required to have the Confidential Information for the purpose of this Agreement and who are under commitments of confidentiality commensurate in scope with this Agreement as far as legally permissible, and shall in general maintain the same degree of secrecy with respect to their own operation, and confidential information of similar importance.

6.4	The receiving Party may disclose Confidential Information received from the disclosing Party to receiving Party’s consultants on a need-to-know basis, subject to confidentiality terms consistent with this Agreement.

6.5	The foregoing obligations shall not apply to any Confidential Information, which can be proved by the receiving Party

a.	was of public knowledge at the date of its disclosure by the disclosing Party;

b.	has become of public knowledge after the disclosure by the disclosing Party through no default of the receiving Party;

c.	was in its possession prior to the disclosure by the receiving Party and the receiving Party had the right to make such disclosure;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

d.	to be independently developed by the receiving Party without reference to or use of the disclosing Party’s Confidential Information;

e.	has become legally available to the receiving Party from any third party, which was in lawful possession thereof and had the right to make such disclosure; and/or

f.	has to be disclosed on the basis of legal requirements.

6.6	For the purposes of the foregoing exceptions (a) to (f), Confidential Information transmitted by the disclosing Party to the receiving Party under this Agreement shall not be deemed to be within the exceptions merely because it is embraced by general disclosures, which are known or in the possession of the receiving Party. Further, a combination of measures or elements of Confidential Information transmitted under this Agreement shall not be within the foregoing exceptions (a) to (f) if only individual measures or elements of Confidential Information were known to or in the possession of the receiving Party, unless the combination itself is covered by the above specified exceptions.

6.7	Without prejudice to the generality of the confidentiality terms set forth above, the Parties agree to keep confidential the financial terms and conditions set out in this Agreement and not to disclose it to any person except to such of its employees who need to know the same for the purposes of this Agreement or to legal, financial or business consultants, actual or potential investors in the company who will be bound by an obligation of confidentiality.

6.8	The confidentiality obligations in this Section 6, as far as not subject to the exceptions specified in Article 6.5 above, shall survive termination of this Agreement and be enforceable for ten (10) years after termination of this Agreement.

6.9	SEC Filings and Other Disclosures. Notwithstanding any provision of this Agreement to the contrary, either Party may disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.9, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.9, such Party will, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party.

7 PATENT COSTS & INFRINGEMENT

7.1	Subject to Clause 7.2 and as long as the License is exclusive, CALYXT shall pay all out-of-pocket Licensed Patent costs and other reasonable out-of pocket costs incurred by PBL in association with the filing and maintenance of the Licensed Patents, including but not limited to costs arising from translations, filing, prosecution, issuance/grant, maintenance, defence and oppositions of Licensed Patents. Such costs shall be promptly reimbursed by CALYXT by direct transfer into PBL’s bank account the details of which shall be provided on the relevant invoices prepared by PBL.

7.2	PBL shall keep CALYXT informed on progress with prosecution, and maintenance of the Licensed Intellectual Property, CALYXT shall have the opportunity to comment on and make suggestions to PBL in the prosecution and maintenance of the Licensed Patents. In particular, PBL shall ask CALYXT, at least 2 months before the deadlines, in which countries the Licensed Patents should be filed and/or issued. In the absence of a response from CALYXT, PBL will file and seek for patent protection in [*****] plus any other countries requested by CALYXT in addition to these. PBL will not abandon any patent or patent application within the Licensed Patents without the approval of CALYXT.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.3	Each Party shall promptly notify the other Party of any Third Party activity of which it becomes aware which can reasonably be considered to constitute an infringement of Licensed Patents within the scope of the Licence.

CALYXT shall institute and control the conduct of all claims and proceedings in respect of infringement or defence actions relating to any infringement by Third Parties that is within the scope of exclusive rights granted to CALYXT under this Agreement, subject to prior approval from PBL, which shall not be withheld or delayed unreasonably. PBL agrees to perform, and have [*****] perform, all acts within its power which may become necessary to vest in CALYXT the right to conduct any such claims and proceedings, upon reasonable notice, cooperate and to the extent deemed necessary by CALYXT and at CALYXT’s expense, participate in the conduct of such claims and proceedings. CALYXT shall, after it has recouped its attorney’s fees and out of pocket costs incurred, apply any excess recovered damages paying PBL royalties provided in Section 3.7 of such excess fee recovered damages that constitute compensation for lost sales of Licensed Products.

7.4	If CALYXT does not institute infringement or defence proceedings according to Article within ninety (90) days of becoming aware of such an infringement then PBL may protect the Licensed Patent from infringement and commence proceedings against alleged infringers when, in its exclusive judgement, such action may be reasonably necessary, proper, justified and feasible, but PBL shall not be obliged to take any action at all.

7.5	If CALYXT or an Affiliate of CALYXT should challenge or encourage or facilitate a challenge by a Third Party, of the validity of any of the Licensed Patents, PBL may, in its sole but reasonable discretion, terminate any or all of the rights granted to CALYXT under this Agreement.

8 WARRANTIES & LIMITATION OF LIABILITY

8.1	PBL represents, warrants and covenants that

(i)	it has the right to grant the Licence as set forth in this Agreement;

(ii)	it has full power and authority to enter into this Agreement;

(iii)	as of the Effective Date each such Licensed Patent is in full force and effect and PBL or [*****] have timely paid all filing and renewal fees payable with respect to such Licensed Patents;

(iv)	to its knowledge: (i) the Licensed Patent existing as of the Effective Date, are, or, upon issuance, will be, valid and enforceable patents and (ii) as of the Effective Date, no Third Party (a) is infringing any Licensed Patent for use in the Field or (b) has challenged or threatened to challenge the extent, validity or enforceability of any Licensed Patents (including, by way of example, through the institution or threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

(v)	it and its counsel, and, to its knowledge, [*****], its inventors, and its counsel, with respect to with the Licensed Patents, have complied with all Applicable Laws, including any disclosure requirements, in connection with the filing, prosecution and maintenance of the Licensed Patents;

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(vi)	PBL and/or [*****] has/have independently developed the Licensed Technology or otherwise has a valid right to use, and to permit CALYXT, CALYXT’s Affiliates and any sub-licensee to use, the Licensed Technology for all permitted purposes under this Agreement;

(vii)	no Licensed Technology is encumbered under any funding agreement with any Governmental Authority;

(viii)	neither PBL nor any of its Affiliates and licensors are subject to any agreement or obligation that limits any ownership or license right granted to CALYXT or its Affiliates under this Agreement, including any right granted to CALYXT or its Affiliates to access, practice, grant any licenses or sublicenses under, or provide CALYXT’s sub-licensees with access to any intellectual property right or material, in each case, that would, but for such agreement or obligation, be included in the rights licensed or assigned to CALYXT or its Affiliates pursuant to this Agreement;

(ix)	at the Effective Date, no Third Party has any right, title or interest in or to, or any license under, any Licensed Technology for use in the Field;

(x)	there is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to the knowledge of PBL and [*****], threatened against PBL, [*****] or any of their respective Affiliates or (b) judgment or settlement against or owed by PBL, [*****] or any of their respective Affiliates, in each case in connection with the Licensed Technology or relating to the transactions contemplated by this Agreement; and

(xi)	the license agreements between PBL and [*****] in respect of the Licensed Technology cannot be terminated while this Agreement remains in force.

8.2	Subject to Section 8.1 above, PBL gives no warranty as to the validity, novelty, non-infringement, scope of claims, or safety of any of the Licensed Technology or its suitability for any particular purpose. All implied terms, conditions and warranties, statutory or otherwise, which might otherwise by operation of law be incorporated in this Agreement are hereby expressly excluded insofar as is permitted by law.

8.3	Save as is prohibited by law neither Party shall have any liability to the other in respect of liability for any loss of profits, revenue or goodwill or any other type of special, indirect or consequential loss suffered by the other Party, except to the extent that such loss results from the negligence, wilful misconduct or gross negligence of such Party. Each Party’s entire liability to the other Party for loss or damage, including related expenses and legal costs, arising from a breach of this Agreement shall be limited to the total of the payments actually made to PBL by CALYXT under this Agreement in the 12 months previous to the date of the event giving rise to the claim.

8.4	Indemnification

Without prejudice to Section 8.3, CALYXT shall indemnify, defend and hold harmless PBL and the [*****] and their respective trustees, officers, employees and Affiliates from and against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the improper use by CALYXT or its Affiliates or sub-licensees of Licensed Intellectual Property in the production, sales, or consumption of the Licensed Products, except to the extent arising out of the negligence or wilful misconduct of PBL.

8.5	CALYXT shall maintain and/or shall ensure that its Affiliates and Sub-licensees maintain reasonable levels of product liability insurance as soon as CALYXT, its Affiliates or its Sub-licensees (as applicable) begin to sell Licensed Products. PBL shall have the right to require such insurance policies or certificates of insurance to be made available for inspection.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.6	The Parties represent and warrant that there are no outstanding agreements, assignments, or encumbrances inconsistent with the provisions of this Agreement.

9 TERMINATION

9.1	CALYXT may terminate this Agreement at any time and for any reason by giving PBL no less than ninety (90) days’ notice in writing stating the reasons for its decision to terminate. CALYXT shall, on or before the date of actual termination of this Agreement in accordance with this Article 9.1, submit a report to or schedule a final meeting with PBL’s representative(s) for explaining the reasons for its decision to terminate.

9.2	PBL may elect to terminate this Agreement if CALYXT is in material breach of any of the terms in this Agreement, including without limitation the late payment of any of the fees SUBJECT THAT, if the breach can be remedied, PBL shall give CALYXT not less than [*****] written notice specifying the breach and requiring it to be remedied. If CALYXT subsequently fails to remedy the specified breach within the [*****]’ period, the Agreement shall terminate on the date specified in the written notice. A breach of any term of this Agreement by an Affiliate of CALYXT shall be considered a breach by CALYXT. CALYXT shall incorporate any such provision in its Sublicense agreements so that CALYXT shall be entitled to terminate any such Sublicense in the conditions herein.

9.3	Without prejudice to the generality of Article 9.2 it shall be a material breach of this Agreement by either Party should they disclose confidential information contrary to Section 6.

9.4	This Agreement and the rights granted hereunder shall terminate automatically if CALYXT goes into compulsory or voluntary liquidation or if a receiver or administrator is appointed in respect of the whole or any part of its assets or if CALYXT makes an assignment for the benefit of its creditors generally or if CALYXT contests, directly or indirectly, the validity of any or all of the Licensed Patents.

9.5	Termination of this Agreement for any reason shall not bring to an end the liability of CALYXT to pay any and all sums due from CALYXT under this Agreement at the date of termination.

9.6	Upon termination of this Agreement for any reason CALYXT shall return all [*****] (still existing at the date of termination) provided under this Agreement and/or as instructed by PBL destroy all Licensed Products. This Section shall not apply if this Agreement is terminated by CALYXT for a material breach by PBL.

Notwithstanding termination of this Agreement for any reason, Sections 6 and 8 shall continue in full force and effect.

9.7	In case of early termination of this Agreement between CALYXT and PBL, CALYXT shall provide a list of any Bare Sub-License that will be assigned by CALYXT to PBL who will replace CALYXT, and CALYXT’s rights and obligations shall be transferred to PBL at the date of the effective termination of this Agreement only with respect to the Bare Sub-Licensees listed by CALYXT. CALYXT expressly agrees in advance to such assignment to PBL and PBL consents to such potential assignment.

10 SEVERABILITY

10.1	If any provision of this Agreement becomes invalid or unenforceable, such invalidity or un-enforceability shall not affect the other portions of this Agreement, which shall remain in full force and effect provided that the basic intent of the Parties is preserved. The Parties shall in good faith negotiate substitute provisions to replace the invalid or unenforceable provisions, which reflect the original intentions of the Parties as closely as possible.

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11 ASSIGNABILITY

11.1	This Agreement shall be binding on the Parties hereto. Each Party shall be able to assign any and all of its rights and obligations under this Agreement to an Affiliate without the written consent of the other Party. This Agreement shall inure to the benefit of or be binding on the successors of either Party (by way of merger, consolidation or transfer of substantially all of its assets).

12 NOTICES

12.1	Notices, invoices, communications, and payments hereunder shall be deemed made if given by registered or certified envelope, postage prepaid and addressed to the Party to receive such notice, invoice or communication at the address given below, or such other address as may hereafter be designated by notice in writing.

CALYXT	PBL
[*****]	[*****]

13 APPLICABLE LAW AND VENUE

13.1	This Agreement shall come within the jurisdiction of the English courts and the proper law of the contract shall be English Law.

13.2	The Parties shall in the first instance endeavour to resolve any disputes arising from this Agreement by mutual agreement through good faith discussions.

13.3	Failing resolution under Article 13.2 within sixty (60) days of such good faith discussions the Parties agree first to try in good faith to settle the dispute by mediation under the procedures of the Centre for Dispute Resolution, London (www.cedr.com) before resorting to arbitration, litigation, or some other dispute resolution procedure. The costs of any mediation, including administrative and arbitrator(s)’ fees, shall be shared equally by the Parties and each Party shall bear its own costs and attorneys’ and witness’ fees incurred in connection with the mediation. The place of mediation shall be London and the language used in the mediation shall be English. The result of the mediation shall not be binding on the Parties, unless by prior written mutual agreement of the Parties.

14 PUBLICITY

14.1	Within one month following the signature of the Agreement, the Parties will use all reasonable efforts to agree on the appropriate time and means of any public announcements of the execution of this Agreement, as well as on the wording before issuing any press release or making any other public announcement with respect to this Agreement (except as required by any applicable laws or regulatory requirement).

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15 FINAL PROVISIONS

15.1	Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires floods, earthquakes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not) or terrorism, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority. The non-performing Party shall notify the other Party of such force majeure within ten (10) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.

15.2	Each Party shall inform the other Party of its intention to file a voluntary petition in bankruptcy or of another’s intention to file an involuntary petition in bankruptcy to be received by the other Party in writing at least thirty (30) days prior to filing such a petition. A Party’s filing without conforming to this requirement shall be deemed a material, pre-petition incurable breach of the present Agreement.

15.3	The failure or delay of either Party to enforce at any time any provision of this Agreement or to require performance by the other Party of any provision hereof shall not be considered to be a waiver of such provision and shall not in any way affect the validity of this Agreement or any part thereof, or the right of such Party to thereafter enforce each and every such provision, nor shall the waiver by either Party of a breach or default of any of the provisions hereof by the other be construed as a waiver of any succeeding breach of the same or any other provision hereof.

15.4	This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.5	No amendments or modifications of this Agreement or its Appendix shall be effective unless made in writing and signed by authorised representatives of both Parties.

16 SIGNATURES

For and on behalf of PLANT BIOSCIENCE LIMITED

/s/ A J Chojecki

Name:	A J Chojecki

Position	Managing Director

Date:	10th June 2015

For and on behalf of CALYXT

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

/s/ Luc Mathis

Name:	Luc Mathis

Position	Chief Executive Officer

Date:	May 27th, 2015

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Appendix A

Development and Commercialisation Program

Objective

The objective of this Appendix is to describe the intended product development activities that CALYXT will conduct for the [*****]. The timelines are indicative and non-binding ta the agreement.

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Appendix B

[*****] Materials

[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Appendix C

Licensed Patents

[*****]